UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 13, 2020

Zyla Life Sciences

(Exact name of Registrant as specified in its charter)

Delaware	001-36295	46-3575334
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

600 Lee Road, Suite 100

Wayne, Pennsylvania 19087

(610) 833-4200

(Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant’s Principal Executive Offices)

Not Applicable

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s):	Name of each exchange on which registered:
Common Stock, par value $0.001 per share	ZCOR	OTCQX

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements with Certain Officers.

In response to the current business environment as impacted by COVID-19, Zyla Life Sciences (the “Company”) is taking several precautionary measures and adjusting its operational needs, including a significant reduction of expense. As part of these measures, effective April 13, 2020, the base salaries of its management team, including the base salaries of its principal executive officer and other named executive officers, will be temporarily reduced. Effective April 13, 2020, each of Todd N. Smith, President and Chief Executive Officer, and Mark Strobeck, Executive Vice President and Chief Operating Officer, will take a temporary reduction in their respective base salaries of 50%. Megan Timmins, Senior Vice President, General Counsel and Secretary, and each of the other members of the management team, will take a temporary reduction in their base salaries of 30%.

Item 8.01	Other Events.

On April 13, 2020, the Company announced the taking of certain additional proactive steps designed to mitigate the potential financial and operational impacts of the COVID-19 pandemic. The Company is implementing a reduction in force for its territory managers and will temporarily reduce the salaries of its remaining territory managers by 30%. In addition, the Company’s home office employees and sales managers, other than the President and Chief Executive Officer and the Executive Vice President and Chief Operating Officer, will receive a temporary reduction in their base salaries of 30%. As stated above, the President and Chief Executive Officer and the Executive Vice President and Chief Operating Officer will receive a temporary reduction in their base salaries of 50%. The employees on reduced salary will continue to receive employee benefits, including medical, dental and vision benefits.

These changes will be reviewed based on future operating conditions and the Company will continue to take appropriate measures to address its changing needs. Although it is difficult to reasonably determine the current impacts of the COVID-19 pandemic at this time, the Company expects the ongoing, global economic impact from the COVID-19 pandemic to have an adverse impact on its financial condition and results of operations. Accordingly, we will continue to take reasonable steps, including cost reduction measures, to attempt to mitigate the impact of the COVID-19 pandemic.

Assertio Therapeutics, Inc. (“Assertio”) granted a waiver in connection with these actions under the Agreement and Plan of Merger by and among the Company, Assertio, Assertio Holdings, Inc. (“Assertio Holdings”) and the other parties thereto, dated as of March 16, 2020.

SPECIAL NOTE ABOUT FORWARD LOOKING STATEMENTS:

Statements included in this filing that are not historical in nature and contain the words "anticipate," "believe," "estimate," "expect," "intend," "may," "plan," "predict," "project," "suggest," "target," "potential," "will," "would," "could," "should," "continue," "look forward to" and other similar expressions are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on management's current expectations and are subject to known and unknown uncertainties and risks. Actual results could differ materially from those discussed due to a number of factors, including, but not limited to: the continued effects of the COVID-19 outbreak on our ability to operate and our business; our ability to continue as a going concern; the impact of our bankruptcy on our business going forward, including with regard to relationships with vendors and customers, employee attrition, and the costs and expenses resulting from our bankruptcy; the impact of our acquisition of five products from Iroko Pharmaceuticals, Inc., including our assumption of related liabilities, potential exposure to successor liability and credit risk of Iroko and its affiliates; our estimates regarding expenses, future revenues, capital requirements and needs for additional financing; our current and future indebtedness; our ability to maintain compliance with the covenants in our debt documents; the level of commercial success of our products; coverage of our products by payors and pharmacy benefit managers; our ability to execute on our sales and marketing strategy, including developing relationships with customers, physicians, payors and other constituencies; the rate and degree of market acceptance of any of our products; the success of competing products that are or become available; the entry of any generic products for any of our products, or any delay in or inability to reformulate SPRIX; recently enacted and future legislation and regulations regarding the healthcare system; the accuracy of our estimates of the size and characteristics of the potential markets for our products and our ability to serve those markets; our failure to recruit or retain key personnel, including our executive officers; obtaining and maintaining intellectual property protection for our products; our ability to operate our business without infringing the intellectual property rights of others; our ability to integrate and grow any businesses or products that we may acquire; the outcome of any litigation in which we are or may be involved; the risk that the conditions to the closing of the proposed merger with Assertio (the “Merger”) are not satisfied, including the risk that required stockholder approvals for the proposed Merger are not obtained; the occurrence of any event, change or other circumstances that either could give rise to the right to terminate the Agreement; the risk of litigation relating to the proposed Merger; uncertainties as to the timing of the consummation of the proposed transaction and the ability of each party to consummate the proposed Merger; risks related to disruption of management time from ongoing business operations due to the proposed Merger; unexpected costs, charges or expenses resulting from the proposed Merger; competitive responses to the proposed Merger and the impact of competitive services; certain restrictions during the pendency of the Merger that may impact our ability to pursue certain business opportunities or strategic transaction; potential adverse changes to business relationships resulting from the announcement or completion of the Merger; the combined company's ability to achieve the growth prospects and synergies expected from the Merger, as well as delays, challenges and expenses associated with integrating the combined company's existing businesses; negative effects of this announcement or the consummation of the proposed Merger on the market price our common stock, credit ratings and operating results; legislative, regulatory and economic developments, including changing business conditions in the industries in which we operate; the impact of disasters, acts of terrorism or global pandemics, including, for example, the COVID-19 outbreak; general market conditions; and other risk factors set forth in the Company’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q filed with the United States Securities and Exchange Commission (SEC) and in other filings the Company makes with the SEC from time to time. While the Company may elect to update these forward-looking statements at some point in the future, it specifically disclaims any obligation to update or revise any forward-looking-statements contained in this press release whether as a result of new information or future events, except as may be required by law.

Proposed Merger

On March 16, 2020 Assertio and the Company announced that they have entered into a definitive merger agreement. The boards of directors of both companies have approved the Merger and the Agreement. The Merger is currently expected to close in the second quarter of 2020, subject to approval by Assertio stockholders and by Company stockholders and the satisfaction of other customary closing conditions. Additional details can be found in Assertio’s and the Company's respective Current Reports of Form 8-K filed with the Securities and Exchange Commission on March 17, 2020.

No Offer or Solicitation

This communication relates to a proposed business combination involving Assertio and the Company. The information in this communication is for informational purposes only and is neither an offer to purchase, nor a solicitation of an offer to sell, subscribe for or buy any securities or the solicitation of any vote in any jurisdiction pursuant to the proposed transactions or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended

Additional Information and Where to Find It

This communication may be deemed to be solicitation material in respect of the proposed Merger. The proposed Merger will be submitted to Assertio’s stockholders and the Company’s stockholders for their consideration. In connection with the proposed Merger, Assertio and the Company intend to file a joint proxy statement (the "Joint Proxy Statement") in connection with the solicitation of proxies by Assertio and the Company in connection with the proposed Merger. Assertio Holdings has filed a registration statement on Form S-4 (the "Form S-4") with the SEC, which includes a preliminary prospectus of Assertio Holdings and a preliminary joint proxy statement of Assertio and the Company (the “Joint Proxy Statement”). Assertio and the Company also intend to file other relevant documents with the SEC regarding the proposed Merger. The definitive Joint Proxy Statement will be mailed to Assertio’s stockholders and the Company's stockholders when available. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE PROPOSED MERGER, INVESTORS AND STOCKHOLDERS OF ASSERTIO AND INVESTORS AND STOCKHOLDERS OF THE COMPANY ARE URGED TO READ THE DEFINITIVE REGISTRATION STATEMENT, INCLUDING THE JOINT PROXY STATEMENT, REGARDING THE PROPOSED MERGER (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND OTHER RELEVANT MATERIALS WHEN THEY BECOME AVAILABLE CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER.

The Joint Proxy Statement, any amendments or supplements thereto and other relevant materials, and any other documents filed by Assertio or the Company with the SEC, may be obtained once such documents are filed with the SEC free of charge at the SEC's website at www.sec.gov or, with respect to documents filed by Assertio or Assertio Holdings, free of charge from Assertio at www.assertiotx.com or by directing a request to Assertio’s Investor Relations Department at investor@assertiotx.com or, with respect to documents filed by the Company, from the Company at www.zyla.com or by directing a request to the Company's Investor Relations Department at ir@zyla.com.

Participants in the Solicitation

Assertio, the Company and certain of their respective executive officers, directors, other members of management and employees may, under the rules of the SEC, be deemed to be "participants" in the solicitation of proxies in connection with the proposed Merger. Information regarding Assertio’s directors and executive officers is available in its Proxy Statement on Schedule 14A for its 2019 Annual Meeting of Stockholders, that was filed with the SEC on April 8, 2019 and in its Annual Report on Form 10-K for the year ended December 31, 2019, that was filed with the SEC on March 10, 2020. Information regarding the Company’s directors and executive officers is available in its Proxy Statement on Schedule 14A for its 2019 Annual Meeting of Stockholders, that was filed with the SEC on November 6, 2019 and in its Annual Report on Form 10-K for the year ended December 31, 2019, that was filed with the SEC on March 26, 2020. These documents may be obtained free of charge from the sources indicated above. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the Joint Proxy Statement and other relevant materials relating to the proposed Merger when they become available.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 13, 2020	Zyla Life Sciences

	By:	/s/ Todd N. Smith
Name: Todd N. Smith
Title: President and Chief Executive Officer